UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 24, 2019
(Date of earliest event reported)

ANAPTYSBIO, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37985	20-3828755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10421 Pacific Center Court, Suite 200
San Diego, CA 92121
(Address of Principal Executive Offices, and Zip Code)

(858) 362-6295
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ANAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election Of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2019, AnaptysBio, Inc. (the “Company”) appointed Laura Hamill as a Class II director on its board of directors (the “Board”), effective as of September 24, 2019.
In connection with her appointment as a non-employee director of the Board, Ms. Hamill received a stock option to purchase 2,268 shares of common stock at an exercise price equal to the closing sale price of the common stock on September 24, 2019, as reported by the Nasdaq Global Market, 1/4th of which will vest on November 8, 2019, with an additional 1/4th vesting each month thereafter, representing a pro rata portion of the annual retainer for service as a director for the remaining portion of the year in accordance with the Company’s existing compensation policy for non-employee directors. In addition, the Board granted to Ms. Hamill, effective September 24, 2019, a stock option to purchase 6,000 shares of common stock at an exercise price equal to the closing sale price of the common stock on September 24, 2019, as reported by the Nasdaq Global Market, which will vest monthly over three years, subject to Ms. Hamill’s continued service to the Company.
The Company has entered into its standard form of indemnification agreement with Ms. Hamill. The form of the indemnification agreement was previously filed by the Company as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 9, 2015 and incorporated by reference herein.
There are no arrangements or understandings between Ms. Hamill and any other persons, pursuant to which Ms. Hamill was selected as a member of the Board. There are also no family relationships among any of the Company’s other directors or executive officers and Ms. Hamill, and Ms. Hamill does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AnaptysBio, Inc.

Date: September 25, 2019        By:    /s/ Hamza Suria

Name: Hamza Suria
Title: Chief Executive Officer